Exhibit 99.1

 FORBEARANCE AGREEMENT

This Forbearance Agreement (this “Agreement”) is entered into as of February 6, 2015 by and between John M. Fife, an individual (“Holder”), and mPhase Technologies, Inc., a New Jersey corporation (the “Company”).

A.           The Company previously sold and issued to St. George Investments LLC, a Utah limited liability company (formerly known as St George Investments LLC, an Illinois limited liability company) (“SGI”) that certain Convertible Note dated September 13, 2011 in the original principal amount of $357,500.00 (subject to an increase to up to $557,500 upon the occurrence of certain events) (the “Note”) pursuant to that certain Securities Purchase Agreement dated September 13, 2011 by and between Holder and the Company (the “Purchase Agreement,” and together with the Note and all other documents entered into in conjunction therewith, the “Transaction Documents”).

B.            Effective as of October 17, 2011, SGI assigned the Note and its rights under all other Transaction Documents to Holder pursuant to a certain Assignment of Convertible Note (the “Assignment”).

C.            Following the Assignment, Holder and the Company entered into a certain Standstill and Restructuring Agreement (the “Standstill Agreement”) pursuant to which Holder agreed to not convert a certain portion of the outstanding balance of the Note into share’s of the Company’s Common Stock in exchange for certain payments from the Company.

D.            The Company did not make such payments and Holder ultimately filed a lawsuit against the Company in the Eastern Division of the Northern District of Illinois in the United States District Court, Case No. 12-cv-9647 (the “Lawsuit”).

E.            On December 15, 2014, Holder was granted summary judgment (the “Judgment”) in the Lawsuit and on January 28, 2015 a judgment was ordered against the Company in the amount of $777,769.08 plus (i) pre-judgment interest in the amount of 18% per annum compounding daily from May 31, 2012 (“Pre-Judgment Interest”), (ii) post-judgment interest on such amount plus the Pre-Judgment Interest at the rate provided by law from the date of the Judgment, and (iii) attorneys’ fees and costs in the amount of $288,031.57 (the “Judgment Amount”).

F.            Holder has agreed, subject to the terms, conditions and understandings expressed in this Agreement, to refrain and forbear temporarily from exercising and enforcing remedies against the Company with respect to the Judgment as provided in this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.            Recitals and Definitions. Each of the parties hereto acknowledges and agrees that the recitals set forth above in this Agreement are true and accurate, are contractual in nature, and are hereby incorporated into and made a part of this Agreement.

2.            Forbearance. Subject to the terms, conditions and understandings contained in this Agreement, Holder hereby agrees to refrain and forbear from exercising and enforcing its remedies pursuant to the Judgment or under applicable laws related thereto for the period beginning on the date hereof and ending on the date that the Company has paid to Holder (whether in cash or pursuant to Conversions (as defined below) as set forth herein) an amount equal to $1,003,942.81 plus accrued interest on the unpaid portion thereof at the rate of 9% per annum (the “Forbearance Amount”) accruing from the date hereof until paid (the “Forbearance”).

3.            Monthly Payments. On February 15, 2015 the Company shall pay $15,000 and thereafter on or before the 15th day of each month thereafter the Company agrees to pay to Holder the following amounts (the “Monthly Cash Payments”): $30,000.00 per month for the first six (6) Monthly Cash Payments; $35,000.00 per month for the second six (6) Monthly Cash Payments; and $50,000.00 per month thereafter until the Forbearance Amount has been paid in full.

4.            Conversions; Conversion Limitations.

(a)             Conversions. If the Company fails to make any of the Monthly Cash Payments in cash as set forth in Section 3 above, Holder shall have the right at any time until the Forbearance Amount has been paid in full, at its election and in its sole discretion, to convert (each such instance, a “Conversion”) all or any part of the Conversion Eligible Amount (as defined in Section 4(c) below) into shares (“Conversion Shares”) of fully paid and non-assessable common stock, $0.001 par value per share (“Common Stock”), of the Company as per the following conversion formula: the number of Conversion Shares equals the amount being converted (the “Conversion Amount”) divided by the Conversion Price (as defined below). Holder may initiate a Conversion by delivering a Conversion notice in a form reasonably acceptable to Holder (a “Conversion Notice”) to the Company by any method of Holder’s choice (including without limitation fax or email). The Company shall deliver all Conversion Shares to Holder in accordance with Section 4(b) below within three (3) Trading Days (as defined below) of Holder’s delivery of a Conversion Notice to the Company. For purposes hereof, the term “Conversion Price” means 80% multiplied by the average of the three (3) lowest intra-day trade prices of the Common Stock, as reported by Bloomberg, in the twenty (20) Trading Days immediately preceding the applicable date of measurement. For purposes hereof, the term “Trading Day” means any day on which the Common Stock is traded or tradable for any period on the Common Stock’s principal market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

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(b)             Delivery of Conversion Shares. On or before the close of business on the third (3rd) Trading Day following the date of delivery of a Conversion Notice (the “Delivery Date”), the Company shall, provided it is DWAC Eligible (as defined below) at such time, deliver or cause its transfer agent to deliver the applicable Conversion Shares electronically via DWAC (as defined below) to the account designated by Holder in the applicable Conversion Notice. If the Company is not DWAC Eligible, it shall deliver to Holder or its broker (as designated in the Conversion Notice), via reputable overnight courier, a certificate representing the number of shares of Common Stock equal to the number of Conversion Shares to which Holder shall be entitled, registered in the name of Holder or its designee. For the avoidance of doubt, the Company has not met its obligation to deliver Conversion Shares by the Delivery Date unless (i) the Conversion Shares or certificate(s) representing the Conversion Shares have been cleared and approved for public resale by the compliance departments of Holder’s brokerage firm and the clearing firm servicing such brokerage, (ii) the Conversion Shares are held in the name of the clearing firm servicing Holder’s brokerage firm and have been deposited into such clearing firm’s account for the benefit of Holder, (iii) the Company’s Common Stock has not had an intraday or closing bid price of less than $.0001 ay any time during the thirty (30) Trading Days prior to the Delivery Date. For purposes hereof, “DTC” means the Depository Trust Company. For purposes hereof, the term “DWAC” means the DTC’s Deposit/Withdrawal at Custodian service. For purposes hereof, the term “DWAC Eligible” means that (i) the Company’s Common Stock is eligible at DTC for full services pursuant to DTC’s operational arrangements, including without limitation transfer through DTC’s DWAC system, (ii) the Company has been approved (without revocation) by the DTC’s underwriting department, (iii) the Company’s transfer agent is approved as an agent in the DTC/FAST Program, (iv) the Conversion Shares are otherwise eligible for delivery via DWAC; (v) the Company has previously delivered all Conversion Shares to Lender via DWAC; and (vi) the Company’s transfer agent does not have a policy prohibiting or limiting delivery of the Conversion Shares via DWAC.

(c)             Conversion Eligible Amount. For purposes hereof, the term “Conversion Eligible Amount” means (i) the aggregate of all Unpaid Monthly Cash Payments (as defined below), less (ii) the aggregate of all Conversion Amounts that have been converted and for which Holder has received the applicable Conversion Shares in accordance with Section 4(b) above. For purposes hereof, the term “Unpaid Monthly Cash Payment” means the amount of any Monthly Cash Payment the Company fails to pay to Holder on or prior to its applicable due date.

5.             Failure to Comply. The Company understands that the Forbearance and all other obligations, restrictions, and limitations of or on Holder hereunder shall terminate immediately upon the occurrence of any breach of this Agreement. In any such case, Holder may seek all recourse available to him under the terms of the Judgment, this Agreement, or applicable law following any breach, including without limitation enforcing the Judgment for the full Judgment Amount (less the sum of any payments made to Holder hereunder, which shall be credited against the Judgment Amount in such event). To avoid any doubt, the Company’s failure to make a Monthly Cash Payment when due shall not be deemed a default hereunder only so long as the Company delivers all Conversion Shares in accordance with Section 4 above.

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6.             Share Reserve. As an additional condition to Holder’s agreement to enter into this Agreement, the Company agrees to initially reserve out of its authorized and unissued Common Stock for Conversions under this Agreement 1,000,000,000 shares of Common Stock for the benefit of Holder (the “Share Reserve”) on or before the date that is five (5) Trading Days from the date hereof. The Company shall file a proxy no later than June 1, 2015. The Company covenants and agrees to hold the Company’s next shareholder meeting (the “Shareholder Meeting”) no later than 45 days after the SEC approves a Definitive Proxy allowing the Company to have a Shareholder meeting to increase its current authorized shares of Common Stock. The Company covenants and agrees, within ten (10) Trading Days following the Shareholder Meeing, to increase the Share Reserve to an amount equal to the greater of (a) 2,000,000,000 shares of authorized and unissued Common Stock, or (b) a number of shares of Common Stock equal to the then-current Forbearance Amount divided by the thirty (30)-day trailing average volume weighted average price of the Common Stock. Finally, prior to the Shareholder Meeting, any Conversion Shares issued to Holder may be issued from the Share Reserve (provided, however, that notwithstanding any other provision contained herein, the Company agrees that if the Share Reserve has not been increased as required in the immediately preceeding sentence before the Share Reserve is exhausted or depleted, such will be deemed a breach of this Agreement). However, following the Shareholder Meeting, the Company shall require its transfer agent to issue shares of Common Stock pursuant hereto to Holder out of the Company’s authorized and unissued shares, and not the Share Reserve, to the extent shares of Common Stock have been authorized, but not issued, and are not included in the Share Reserve. Following the Shareholder Meeting, the transfer agent shall only issue shares out of the Share Reserve to the extent there are no other authorized shares available for issuance and then only with Holder’s written consent.

7.             Transfer Agent Letter. In furtherance of the Company’s obligations set forth in Section 6 above, the Company covenants and agrees to execute and deliver to its transfer agent on the date hereof a letter (the “TA Letter”), in a form acceptable to Holder in his sole discretion, instructing its transfer agent to establish the Share Reserve and to deliver Conversion Shares to Holder as set forth in Section 4 above. Company further acknowledges and agrees that it shall be a condition precedent to Holder’s obligations hereunder that the Company execute such TA Letter and that the Company’s transfer agent acknowledges such TA Letter in writing.

8.             Representations, Warranties and Agreements. In order to induce Holder to enter into this Agreement, the Company, for itself, and for its affiliates, successors and assigns, hereby acknowledges, represents, warrants and agrees as follows:

(a)            The Company has full power and authority to enter into this Agreement and to incur and perform all obligations and covenants contained herein, all of which have been duly authorized by all proper and necessary action. No consent or approval of the Company, and no consent, approval, filing or registration with or notice to any governmental authority is required as a condition to the validity of this Agreement or the performance of any of the obligations of the Company hereunder.

(b)            Except as expressly set forth in this Agreement, the Company acknowledges and agrees that neither the execution and delivery of this Agreement nor any of the terms, provisions, covenants, or agreements contained in this Agreement shall in any manner release, impair, lessen, modify, waive, or otherwise affect the liability and obligations of the Company under the terms of the Judgment or applicable law related thereto.

9.             Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts shall be construed together and constitute the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission or other electronic transmission (including email) shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile transmission or other electronic transmission (including email) shall be deemed to be their original signatures for all purposes.

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10.           Attorneys’ Fees. In the event of any arbitration or action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the party who is awarded the most money shall be deemed the prevailing party for all purposes and shall therefore be entitled to an additional award of the full amount of the attorneys’ fees and expenses  paid by such prevailing party in connection with the arbitration, litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses  giving rise to the fees and expenses. Nothing herein shall restrict or impair an arbitrator’s or a court’s power to award fees and expenses for frivolous or bad faith pleading.

11.           Entire Agreement. This Agreement and all other documents referred to herein, supersede all other prior oral or written agreements between the Company, Holder, its affiliates and persons acting on its behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither Holder nor the Company makes any representation, warranty, covenant or undertaking with respect to such matters. Notwithstanding the foregoing, nothing herein shall alter or modify the Judgment or Holder’s rights thereunder, except that Holder agrees to grant the Forbearance for so long as the Company does not breach (as determined in Holder’s sole discretion) any of its obligations set forth herein and nothing herein shall alter, modify, waive or terminate any right of Holder under applicable law to execute on any assets of the Company or otherwise seek to enforce Holder’s rights pursuant to the Judgment.

12.           Amendments. This Agreement may be amended, modified, or supplemented only by written agreement of the parties.

13.           Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by Holder hereunder may be assigned by Holder to a third party, including its financing sources, in whole or in part. The Company may not assign this Agreement or any of its obligations herein without the prior written consent of Holder.

14.           Time of Essence. Time is of the essence of this Agreement.

15.           Further Assurances. Each party shall do and perform or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first set forth above.

COMPANY:

MPHASE TECHNOLOGIES, INC.

By:
Name:
Title:

HOLDER:

John M. Fife, an individual